U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 28, 2003

Potash Corporation of Saskatchewan Inc.
(Exact name of Registrant as specified in charter)

Canada (State or other jurisdiction of incorporation)	1-1035 (Commission file number)	N/A (IRS employer identification no.)

122 — 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
306-933-8500
(Address and telephone number of the Registrant’s principal executive offices)

N/A
(Former name or former address, if changed since last report)

Signature
Form of 4.875% Notes Due March 1, 2013
Opinion of Davies Ward Phillips and Vineberg LLP
Consent of Torys LLP
Consent of Davies Ward Phillips and Vineberg

Potash Corporation of Saskatchewan Inc.
Current Report on Form 8-K

Item 7. Exhibits.

Exhibit Number	Description of Document

4	Form of 4.875% Notes due March 1, 2013.

8	Opinion of Davies Ward Phillips & Vineberg LLP as to Canadian tax matters.

23(a)	Consent of Torys LLP.

23(b)	Consent of Davies Ward Phillips & Vineberg LLP.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potash Corporation of Saskatchewan Inc.

By:	/s/ John L.M. Hampton
John L.M. Hampton
Senior Vice President, General Counsel and Secretary
Potash Corporation of Saskatchewan Inc.

Date: February 28, 2003

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Index to Exhibits

Exhibit Number	Description of Document

4	Form of 4.875% Notes due March 1, 2013.

8	Opinion of Davies Ward Phillips & Vineberg LLP as to Canadian tax matters.

23(a)	Consent of Torys LLP.

23(b)	Consent of Davies Ward Phillips & Vineberg LLP.

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